Exhibit 99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

3rd Quarter 2009

October 28, 2009

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.

Changes in technology and increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT) and Mark-to-Market (MTM)
accounting, the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-
related charges. PSEG presents Operating Earnings because
management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Income from Continuing
Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG

2009 Q3 Review

Ralph Izzo

Chairman, President and Chief Executive Officer

Q3 2009 Earnings Summary

   180

         -

Discontinued Operations, Net of Tax

$ 0.94

$  0.92

EPS from Operating Earnings*

   656

     488

Net Income

   476

     488

Income from Continuing Operations

    (1)

       24

Reconciling Items, Net of Tax

$  477

$   464

Operating Earnings

2008

2009

               $ millions (except EPS)

Quarter ended September 30,

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

YTD Earnings Summary

    208

            -

Discontinued Operations, Net of Tax

$ 2.41

   $  2.50

EPS from Operating Earnings*

    954

     1,243

Net Income

    746

     1,243

Income from Continuing Operations

    (483)

       (21)

Reconciling Items, Net of Tax

$  1,229

$  1,264

Operating Earnings

2008

2009

               $ millions (except EPS)

Nine months ended September 30,

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q3 2009: Positioned to meet long-term objectives

Q3 2009 results

Strong nuclear performance – 94.6% capacity factor

Dispatch flexibility aided margins

Challenging markets

Weak economy and cooler than normal weather

Participating in full-requirements, load serving auctions within PJM

Lease position

Terminations improve net cash position; reduce potential tax liability

Recent court decision – positive development in the ongoing
management of lease exposure

Sharpened business focus

Texas assets transferred to Power

Debt exchange reduced financing costs

2007 Operating Earnings**

2008 Operating Earnings**

2009 Guidance

$2.68

$3.00 - $3.25

PSEG – 2009 Guidance maintained …

$3.03

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
** See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

YTD 2009
Operating
Earnings*:
$2.50

… but, upper-end a challenge

PSEG – Meeting Challenges

Established a new carbon reduction target – to reduce our
2005 carbon footprint by 25% by 2025.

Enhancing operational efficiency with a focus on achieving top quartile performance across the enterprise.

Investing in areas with strong risk-adjusted returns.

Sustaining a strong balance sheet.

Providing an above average return through our common
dividend.

PSEG
2009 Q3 Operating Company Review

Caroline Dorsa

Executive Vice President and Chief Financial Officer

Q3 Operating Earnings by Subsidiary

$   477

(5)

25

97

$   360

2008

$   464

20

18

87

$   339

2009

Operating Earnings

Earnings per Share

  (0.01)

0.04

Enterprise

$   0.94

$   0.92

Operating Earnings*

0.05

0.04

PSEG Energy Holdings

0.19

0.17

PSE&G

$   0.71

$   0.67

PSEG Power

2008

2009

         $ millions (except EPS)

Quarter ended September 30,

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

YTD Operating Earnings by Subsidiary

$    1,229

(14)

104

284

$   855

2008

$   1,264

17

58

253

$   936

2009

Operating Earnings

Earnings per Share

  (0.03)

0.03

Enterprise

$   2.41

$   2.50

Operating Earnings*

0.20

0.12

PSEG Energy Holdings

0.56

0.50

PSE&G

$   1.68

$   1.85

PSEG Power

2008

2009

         $ millions (except EPS)

Nine months ended September 30,

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.94

(.04)

(.02)

(.01)

.05

$.92

0.00

0.25

0.50

0.75

1.00

PSEG EPS Reconciliation – Q3 2009 versus Q3 2008

Q3 2009

operating

earnings*

Q3 2008

operating

earnings*

Demand
Reduction,
Recontracting
and Lower Fuel
Expense (.08)

O&M  .03

Interest .01

PSEG
Power

Weather and
Economic
Conditions  (.02)

Transmission
Margin .02

O&M  (.02)

PSE&G

PSEG Energy
Holdings

Texas Generation
Facilities (.02)

2009 Lease Sales
.03

Effective Tax Rate
and Other .02

Intercompany
Transactions
Eliminated in
Consolidation  (.04)

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Enterprise

Interest .01

Intercompany
Transactions
Eliminated in
Consolidation
.04

PSEG Power
2009 Q3 Review

PSEG Power – Q3 2009 EPS Summary

21

(20)

1

Mark-to-Market, Net of Tax

19

(12)

7

NDT Funds Related Activity,
Net of Tax

($ 411)

$ 1,833

$ 1,422

Operating Revenues

($ 0.04)

$   0.71

$    0.67

EPS from Operating Earnings*

19

328

     347

Net Income

(21)

360

      339

Operating Earnings

Variance

Q3 2008

Q3 2009

               $ millions (except EPS)

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.67

.01

.03

(.08)

$.71

0.00

0.25

0.50

0.75

1.00

Demand
Reduction,
Recontracting
and Lower Fuel
Expense

PSEG Power EPS Reconciliation – Q3 2009 versus Q3 2008

Q3 2009
 operating
earnings*

Q3 2008
operating
earnings*

O&M

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Interest

PSEG Power – Generation Measures

7,628

7,738

3,730

2,241

4,144

3,925

0

8,750

17,500

2008

2009

Quarter ended September 30,

Total Nuclear

Total Coal*

Total Oil &
Natural Gas

* Includes figures for Pumped Storage

PSEG Power – Generation (GWh)

15,502

13,904

21,924

22,751

10,276

6,391

10,571

9,434

0

22,500

45,000

2008

2009

Nine months ended September 30,

42,771

38,576

PSEG Power – Fuel Costs

159

338

Oil & Gas

80

130

Coal

20.00

32.40

$ / MWh

13,904

15,502

Total Generation
(GWh)

278

502

Total Fuel Cost

39

34

Nuclear

Total Fossil

($ millions)

239

468

2009

2008

Quarter ended September 30,

PSEG Power – Fuel Costs

451

959

Oil & Gas

221

331

Coal

20.30

32.40

$ / MWh

38,576

42,771

Total Generation
(GWh)

782

1,386

Total Fuel Cost

110

96

Nuclear

Total Fossil

($ millions)

672

1,290

2009

2008

Nine months ended
September 30,

PSEG Power – Gross Margin Performance

$0

$25

$50

$75

2008

2009

$0

$25

$50

$75

2008

2009

$61

$64

Quarter ended
September 30,

Nine months ended
September 30,

$54

$64

In Q3, PJM total gross margin was sustained by lower costs to serve, including strong performance of our nuclear fleet, which offset lower overall demand

Low gas pricing resulted in gas displacing coal-fired generation

Regional Performance

$22

$12

$858

Gross
Margin ($M)

Q3 Performance

Region

Low spark spreads, partially offset by
increase in gas-fired generation.

New York

Performance of Bridgeport Harbor
hurt by low energy prices and high
cost of coal.

New
England

Q3 contribution to gross margin ($M) flat versus year ago; strong nuclear production, higher contracted prices and decline in cost to serve offset 7% reduction in PJM-related generation volumes.

PJM

PSEG Power Gross Margin ($/MWh)

PSEG Power – Q3 Operating Highlights

10% decline in total output is a reflection of market conditions.

Weighted average combined cycle capacity factor of 53% - consistent with Q3 2008.

Weighted average coal capacity factor of 44% vs 71% in Q3 2008.

Q3 nuclear fleet capacity factor of 94.6%; Salem 2 refueling outage underway in Q4 2009.

Low cost nuclear fleet met 56% of load requirements in the quarter.

Operations

Regulatory and Market Environment

Financial

Power markets affected by abnormally cool weather, contraction in economic growth and excess supply of gas.

Actively managing coal inventory.

Incurred $16 million of charges in Q3 for cancelling coal shipments.

Texas gas-fired assets (2,000 MW) transferred on October 1, 2009.

Power issued $303 million of notes (5.32%) and paid $101 million of cash in exchange for $368 million of Holdings’ debt in September.

PSE&G
2009 Q3 Review

PSE&G – Q3 2009 Earnings Summary

(309)

2,026

1,717

Total Operating Expenses

(1)

31

30

Taxes Other than Income Taxes

Operating Expenses

(354)

1,521

1,167

Energy Costs

38

313

351

Operation & Maintenance

8

161

169

Depreciation & Amortization

($ 0.02)

  $ 0.19

$ 0.17

EPS from Operating Earnings*

     (10)

97

87

Operating Earnings / Net Income

($ 331)

$ 2,274

$ 1,943

Operating Revenues

Variance

Q3 2008

Q3 2009

               $ millions (except EPS)

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$.19

(.02)

.02

(.02)

$.17

0.00

0.10

0.20

PSE&G EPS Reconciliation – Q3 2009  versus Q3 2008

Q3 2009

operating

earnings*

Q3 2008

operating

earnings*

Weather and
Economic
Conditions

O&M

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Transmission
Margin

5.2

26.8

43.0

2.0

55.3

55.0

38.0

33.0

4.6

3.0

0

40

80

120

160

2009

Normal

2008

May

June

July

August

September

While on average the summer was cool,…

Number of Hours Where the Temperature was Equal or Greater than 90oF

40.0

124.8

101.0

… the very hot, peak-producing hours were also noticeably absent.

PSE&G – Q3 Operating Highlights

PSE&G electric and gas request increased by $13 million and $9 million to $147 million and $106 million, respectively.

Adjusted request reflects 6 months of actual results ended June 30 and 6 months forecast.

Rate Counsel and Intervener testimony scheduled for November 19.

Filed for 2010 Annual Formula Rate Update with FERC, effective January 1, 2010.

NJ BPU decision on Susquehanna-Roseland anticipated early 2010.

Average return on equity for 12 months ended Sep 30, 2009 of 8.6%.

Operations

Regulatory and Market Environment

Financial

Results were equally affected by a decline in economic activity and cooler than normal weather.

Temperature Humidity Index 27% below normal, 22% below 2008 levels.

Anticipate weather adjusted decline in electric sales at upper-end of forecast of 1.5% -
2.0% for full year.

PSEG Energy Holdings
2009 Q3 Review

PSEG Energy Holdings – Q3 2009 Earnings Summary

(180)

180

--

Discontinued Operations, Net of Tax

(15)

31

16

Mark-to-Market, Net of Tax

($0.01)

$ 0.05

$ 0.04

EPS from Operating Earnings*

($ 202)

$ 236

$ 34

Net Income

   ($ 7)

$ 25

   $ 18

Operating Earnings

Variance

Q3 2008

Q3 2009

               $ millions (except EPS)

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

.04

(.04)

.02

.03

(.02)

$.05

0.00

0.05

0.10

PSEG Energy Holdings EPS Reconciliation – Q3 2009 versus
Q3 2008

Q3 2009
operating
earnings*

Q3 2008
operating
earnings*

Texas Generation
Facilities

2009 Lease
Sales

* See page 33 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Effective
Tax Rate
and Other

Intercompany
Transactions
Eliminated in
Consolidation

PSEG Energy Holdings – Q3 Operating Highlights

Texas market hurt by decline in natural gas prices.

PSEG Solar Source completed 2 MW DC (direct current) project and announced two additional large scale solar projects totaling 27 MW DC to be completed by end of 2010.

Aggregate principal amount of 74% of Energy Holdings’ 8.5% Senior Notes due
2011 ($368M) were exchanged for $303M of PSEG Power Notes and $101M of cash.

Terminated 3 leases for $219 million and gain of $16 million ($0.03 per share);
potential tax exposure reduced by $175 million.

Operations

Regulatory and Market Environment

Financial

$21.11

2,328

Q3 2009

$27.11

2,566

Q3 2008

Gross Margin ($/MWh)

Production (GWh)

Lower margin a reflection of decline in energy prices.

Transfer of 2,000MW gas-fired Texas assets to PSEG Power, effective October 1.

PSEG

Revised 2009 Operating Earnings Guidance …

$ 3.03

$ 1,542

($ 24)

$ 99

$ 360

$ 1,107

2008A*

$ 3.00 – $ 3.25

$ 1,520 – $ 1,640

$ 10 – $15

$ 25 – $ 45

$ 315 – $ 335

$ 1,170 – $ 1,245

2009E

Enterprise

Earnings per Share

Operating Earnings

PSEG Energy Holdings

PSE&G

PSEG Power

$ millions (except EPS)

* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

… upper-end a challenge.

$2.41

.17

(.06)

(.08)

.06

$2.50

1.00

1.50

2.00

2.50

3.00

PSEG EPS Reconciliation – YTD 2009 versus YTD 2008

Nine months
   ended 9/30/2009
operating
earnings*

Nine months
   ended 9/30/2008
operating
earnings*

Interest .02

Intercompany
Transaction
Eliminated in
Consolidation  .04

Recontracting,
Lower Fuel Expense
and Demand
Reduction .13

O&M .02

Depreciation,
interest & Other .02

PSEG Power

Transmission
Margin  .04

Electric and Gas
Margins  (.01)

O&M  (.03)

Depreciation, Taxes
& Other (.06)

PSE&G

PSEG Energy
Holdings

Enterprise

Texas Generation
Facilities  (.08)

2009 Lease Sales
.10

Lease Income  (.03)

Effective Tax Rate
and Other  (.03)

Intercompany
Transaction
Eliminated in
Consolidation  (.04)

* See page 33 for Items excluded from Net Income to reconcile to Operating Earnings

PSEG Liquidity as of October 23, 2009

Expiration

Total

Primary

Usage at

Available

Company

Facility

Date

Facility

Purpose

10/23/2009

10/23/2009

PSEG

5-year Credit Facility

Dec-12

$1,000

1

CP Support/Funding/LCs

$219

$781

Uncommitted Bilateral

Agreement

N/A

N/A

Funding

0

N/A

Power

5-Year Credit Facility

Dec-12

1,600

2

Funding/LCs

220

1,380

2-Year Credit Facility

Jul-11

350

Funding

0

350

Bilateral Credit Facility

Mar-10

100

Funding/LCs

34

66

PSE&G

5-year Credit Facility

Jun-12

600

3

CP Support/Funding/LCs

110

490

Uncommitted Bilateral

N/A

N/A

Funding

0

N/A

Total

$3,650

$3,067

1

PSEG Facility reduces by $47 million in 12/2011

2

Power Facility reduces by $75 million in 12/2011

3

PSE&G Facility reduces by $28 million in 12/2011

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings

Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Pro-forma Adjustments, net of tax

2009

2008

2009

2008

Earnings Impact ($ Millions)

Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity

7

$

(12)

$

1

$

(22)

$

Gain (Loss) on Mark-to-Market (MTM)

17

11

(22)

30

Lease Reserves

-

-

-

(490)

Premium on Bond Redemption

-

-

-

(1)

Total Pro-forma adjustments

24

$

(1)

$

(21)

$

(483)

$

Fully Diluted Average Shares Outstanding (in Millions)

507

508

507

509

Per Share Impact (Diluted)

Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity

0.01

$

(0.02)

$

-

$

(0.04)

$

Gain (Loss) on Mark-to-Market (MTM)

0.03

0.02

(0.05)

0.06

Lease Reserves

-

-

-

(0.96)

Premium on Bond Redemption

-

-

-

-

Total Pro-forma adjustments

0.04

$

-

$

(0.05)

$

(0.94)

$

For the Quarters Ended

For the Nine Months Ended

September 30,

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

September 30,

Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings

Pro-forma Adjustments, net of tax

2008

2007

Earnings Impact (in Millions)

Impairment of PPN

(9)

$

(2)

$

Impairment of Turboven

(4)

(7)

Loss on Sale of Chilquinta and Luz del Sur

-

(23)

Nuclear Decommissioning Trust (NDT) Fund Related Activity

(71)

12

Mark-to-Market (MTM)

16

10

Premium on Bond Redemption

(1)

(28)

Lease Reserves

(490)

-

Total Pro-forma to Operating Earnings

(559)

$

(38)

$

Fully Diluted Average Shares Outstanding (in Millions)

508

509

Per Share Impact (Diluted)

Impairment of PPN

(0.02)

$

-

$

Impairment of Turboven

(0.01)

(0.01)

Loss on Sale of Chilquinta and Luz del Sur

-

(0.05)

Nuclear Decommissioning Trust (NDT) Fund Related Activity

(0.14)

0.02

Mark-to-Market (MTM)

0.03

0.02

Premium on Bond Redemption

-

(0.06)

Lease Reserves

(0.96)

-

Total Pro-forma to Operating Earnings

(1.10)

$

(0.08)

$

December 31,

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

For the Twelve Months Ended